UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2019 (June 10, 2019)

Basanite, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53574	20-4959207
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S Employer Identification Number)

2041 NW 15thAvenue, Pompano Beach, Florida 33069

(Address of Principal Executive Offices) (Zip Code)

954-532-4653

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant

On June 10, 2019, Basanite, Inc. (the “Company”) dismissed KBL, LLP.  KBL, LLP audited the Company’s financial statements for the years ended December 31, 2018 and December 31, 2017.  The dismissal of KBL, LLP was approved by the Company’s Audit Committee.

The report of KBL, LLP dated March 28, 2019 on the Company’s consolidated balance sheets at December 31, 2018 and 2017, and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, other than such report was qualified as to our ability to continue as going concern.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the Company’s decision to dismiss KBL, LLP, there were (i) no disagreements with KBL, LLP regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of KBL, LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report or (ii) no “reportable events” as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The Company provided KBL, LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by KBL, LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in the process of retaining a new independent registered public accounting firm and will provide timely and appropriate disclosure in a Current Report on Form 8-K once the engagement is complete.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

16.1

Letter dated June 14, 2019 from KBL, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2019

BASANITE, INC.

By:	/s/ David Anderson
David Anderson
Chief Operations Officer